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Exhibit 23.1

Independent Auditors' Consent

The Board of Directors
PlanetCAD Inc.:

        We consent to the use of our report incorporated by reference herein.

/s/ KPMG LLP

Boulder, Colorado
July 19, 2002

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  Exhibit 23.1